                                                                   EXHIBIT 24.1

                               Power of Attorney

                               February 3, 1999

  The undersigned (the "Grantor") (1) constitutes and appoints each of Brian
J. Martin, Charles J. Hansen, and James S. Scully as the Grantor's true and lawful attorney-in-fact and agent with full power of substitution for the Grantor in the Grantor's name, place, and stead, in any and all capacities, to sign, for and on behalf of Saks Incorporated, any and all Registration Statements and any and all amendments (including pre-effective and post-effective amendments), including any Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933 with the Securities and Exchange Commission, (2) grants to the attorneys-in-fact and agents full power and authority to do and perform each and every act and thing required and necessary to be done as fully as the Grantor might have done in person, and
(3) ratifies and confirms all that the attorneys-in-fact and agents or permitted substitutes may lawfully have done or caused to be done. The Grantor also authenticates, acknowledges, and adopts each typed, printed, duplicated, and facsimile signature of the Grantor appearing in any capacity in any and all Registration Statements referred to in the preceding sentence.

/s/ R. Brad Martin                     /s/ Michael S. Gross
-------------------------------------- --------------------------------------
    R. Brad Martin                         Michael S. Gross

/s/ Douglas E. Coltharp                /s/ Donald E. Hess
-------------------------------------- --------------------------------------
    Douglas E. Coltharp                    Donald E. Hess

/s/ Donald E. Wright                   /s/ David Hurd
-------------------------------------- --------------------------------------
    Donald E. Wright                       David Hurd

/s/ Ronald deWaal                      /s/ Philip Miller
-------------------------------------- --------------------------------------
    Ronald deWaal                          Philip Miller

/s/ Bernard E. Bernstein               /s/ Robert M. Mosco
-------------------------------------- --------------------------------------
    Bernard E. Bernstein                   Robert M. Mosco

/s/ Stanton J. Bluestone               /s/ C. Warren Neel
-------------------------------------- --------------------------------------
    Stanton J. Bluestone                   C. Warren Neel

/s/ John W. Burden, III                /s/ Charles Philippin
-------------------------------------- --------------------------------------
    John W. Burden, III                    Charles Philippin

/s/ Edmond D. Cicala                   /s/ Stephen Sadove
-------------------------------------- --------------------------------------
    Edmond D. Cicala                       Stephen Sadove

/s/ James A. Coggin                    /s/ Marguerite W. Sallee
-------------------------------------- --------------------------------------
    James A. Coggin                        Marguerite W. Sallee

/s/ Julius Erving                      /s/ Gerald Tsai, Jr.
-------------------------------------- --------------------------------------
    Julius Erving                          Gerald Tsai, Jr.